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As filed with the Securities and Exchange Commission on April 26, 1999
                                         Registration Statement No.  333-19789
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1
                                    FORM S-3

             Registration Statement Under The Securities Act of 1933

                             WANG LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                04-2192707
-------------------------------                             --------------------
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                290 CONCORD ROAD
                         BILLERICA, MASSACHUSETTS 01821
                                 (978) 625-5000
                         ------------------------------

   (Address, including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                             ALBERT A. NOTINI, ESQ.
                            EXECUTIVE VICE PRESIDENT,
                          GENERAL COUNSEL AND SECRETARY
                             WANG LABORATORIES, INC.
                                290 CONCORD ROAD
                         BILLERICA, MASSACHUSETTS 01821
                                 (978) 625-5000
                         ------------------------------

 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)


                                   Copies to:


                            PATRICK J. RONDEAU, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (617) 526-6000

Approximate date of commencement of proposed sale to the public: Completed.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /


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If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registrations statement number of the earlier effective registration statement for the same offering. / /

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



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     This post-effective amendment No. 1 to the Registration Statement to Form
S-3, filed with the Commission on January 15, 1997, as amended on February 7, 1997 (Registration Statement No. 333-19789) (the "Registration Statement") is being filed for the purpose of deregistering all of the shares of Common Stock, $0.01 par value per share, of Wang Laboratories, Inc. registered pursuant to the Registration Statement that have not yet been sold thereunder and terminating the Registration Statement.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Billerica, Commonwealth of Massachusetts this 21st day of April, 1999.

                                     WANG LABORATORIES, INC.

                                      By:      /s/ John P. Cunningham
                                               -----------------------------
                                               John P. Cunningham
                                               Executive Vice President
                                               and Chief Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on this 21st day of April, 1999, in the capacities indicated:

         Signature                                   Title                              Date

/s/ Joseph M. Tucci*                        Chairman of the Board, Chief                April 21, 1999
------------------------------------        Executive Officer and Director
Joseph M. Tucci                             (Principal Executive Officer)

/s/ John P. Cunningham                      Executive Vice President                    April 21, 1999
------------------------------------        and Chief Financial Officer
John P. Cunningham                          (Principal Financial Officer)

/s/ Paul F. Brauneis                        Vice President and Controller               April 21, 1999
------------------------------------        (Principal Accounting Officer)
Paul F. Brauneis

/s/ David A. Boucher*                       Director                                    April 21, 1999
------------------------------------
David A. Boucher

/s/ Michael W. Brown*                       Director                                    April 21, 1999
------------------------------------
Michael W. Brown

/s/ Roberto Colaninno                       Director                                    April 21, 1999
------------------------------------
Roberto Colaninno

/s/ Sergio Erede                            Director                                    April 21, 1999
------------------------------------
Sergio Erede

/s/ Marcia J. Hooper*                       Director                                    April 21, 1999
------------------------------------
Marcia J. Hooper

/s/ Joseph J. Kroger*                       Director                                    April 21, 1999
------------------------------------
Joseph J. Kroger

/s/ Raymond C. Kurzweil*                    Director                                    April 21, 1999
------------------------------------
Raymond C. Kurzweil

/s/ Axel J. Leblois*                        Director                                    April 21, 1999
------------------------------------
Axel J. Leblois


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/s/ Frederick A. Wang*                      Director          April 21, 1999
------------------------------------
Frederick A. Wang

/s/ John P. White                            Director         April 21, 1999
------------------------------------
John P. White


*By: /s/ Albert A. Notini
    -----------------------------------
     Albert A. Notini, Attorney-in-Fact








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